Exhibit 10.71

THE SECURITIES REPRESENTED BY AND UNDERLYING THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (A) SUCH TRANSFER IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (B) SUCH TRANSFER IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT, THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

“SALES SHORTFALL” WARRANT TO PURCHASE SERIES A PREFERRED STOCK

Issue Date: October 24, 2017

THIS WARRANT CERTIFIES THAT, for value received, Kona Holdings I LLC, a Delaware limited liability company (“Holder”) is entitled to purchase from KonaRed Corporation, a Nevada corporation (the “Corporation”), at an aggregate exercise price of $1.00 cash (the "Warrant Price"), a number of validly-issued, fully-paid and nonassessable shares of the Corporation's Series A Preferred Stock (“Shares”) equal to 16/22 of the excess, if any, of the number of Post Shares over 1,554.26 shares, subject to the provisions of and upon the terms and conditions set forth in this Warrant.

For this purpose, “Post Shares” means the number of shares of the Corporation’s Series A Preferred Stock equal to 1/50,000th of the number of shares of the Corporation’s Common Stock which, when added to 77,712,953 to define the numerator of a fraction and when also added to 367,370,324 to define the denominator of the fraction, results in the fraction being equal to the New Percentage.

For this purpose, “New Percentage” means the sum of (a) 21.15%, plus (b) the product of (i) 50 basis points times (ii) the integer equal to the number of full $100,000 Net Sales increments, if any, by which actual 2018 Net Sales was below the Benchmark. Notwithstanding anything herein to the contrary, the New Percentage product “(b”) is capped at 33.65% regardless of whether actual 2018 Net Sales would apparently have resulted in a New Percentage greater than 33.65%.

The “Benchmark” means 2018 Net Sales of $7,500,000. “2018 Net Sales” means the Corporation’s actual gross sales (less any discounts, returns or allowances for damaged or missing goods) recognized in calendar 2018, calculated based on the books and records of the Corporation in accordance with past practice consistently applied. The Corporation disclaims, and by acceptance of this Warrant the Holder disclaims, any other possible definition of “net sales.”

The Corporation covenants and agrees to provide a written report to Holder certified by the Corporation’s Chief Executive Officer, no later than February 15, 2019, stating the 2018 Net Sales to enable the operation of this Warrant. The Corporation agrees, and by acceptance of this Warrant the Holder agrees, that absent bad faith or gross negligence, the figure set forth in such written report shall be final and binding on all parties as the conclusive determination of actual 2018 Net Sales.

1.           TERM. This Warrant is exercisable at any time commencing on February 15, 2019 and ending on the second anniversary of the Issue Date (subject to possible earlier termination as set forth below). This Warrant can be exercised only in whole and not in part. This Warrant is not exercisable to any extent after the second anniversary of the Issue Date, and in any event is not exercisable to any extent if the Sales Shortfall does not occur.

2.           EXERCISE.

2.1     Method of Exercise. The only method by which Holder may exercise this Warrant is by Holder delivering this original Warrant and a duly executed Notice of Exercise in substantially the form of Appendix 1, attached hereto and incorporated herein by this reference, to the principal office of the Corporation. Holder shall also deliver to the Corporation payment by wire transfer of immediately available United States funds to an account designated by the Corporation or by check for the aggregate Warrant Price for the Shares being purchased. Exercise shall not be deemed effective unless and until each of the original Warrant, the duly executed Notice of Exercise and the Warrant Price payment have been received by the Corporation.

2.2     Delivery of Certificate. Promptly after Holder exercises this Warrant, the Corporation shall deliver to Holder a stock certificate for the Shares acquired.

2.3     Replacement of Warrants. On receipt of an affidavit or similar instrument from Holder with respect to the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Corporation or, in the case of mutilation, on surrender and cancellation of this Warrant, the Corporation at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

3.           ADJUSTMENT TO THE SHARES.

3.1     Reclassification, Exchange or Substitution. Upon any stock split, reverse stock split, stock dividend, reclassification, exchange, substitution, or other event that results in a change of the class of the securities issuable upon exercise of this Warrant, or any reorganization, consolidation, or merger that is not an Acquisition, Holder shall be entitled to receive, upon exercise of this Warrant, the calculated number or amount of appropriately adjusted corresponding shares (or other securities or property, as applicable). The Corporation or its successor shall promptly issue to Holder a new replacement Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 3. The provisions of this Section 3.1 shall similarly apply to successive reclassifications, exchanges, substitutions, or to successive reorganizations, consolidations, or mergers that are not an Acquisition, or other events.

3.2     Sale, Merger, or Consolidation of the Corporation. This Warrant shall immediately terminate upon the closing of any Acquisition. For the purpose of this Warrant, “Acquisition” means (i) a sale, conveyance or other disposition of all or substantially all of the property or business of the Corporation, or (ii) a merger or consolidation with or into any other entity, unless the stockholders of the Corporation immediately before the transaction own 50% or more of the voting stock of the acquiring or surviving corporation following the transaction (taking into account, in the numerator, only stock of the Corporation held by such stockholders before the transaction and stock issued in respect of such prior held stock of the Corporation), or (iii) any other transaction which results in (assuming an immediate and maximum exercise/conversion of all derivative securities issued in the transaction) the holders of the Corporation’s capital stock as of immediately before the transaction owning less than 50% of the voting power of the Corporation’s capital stock as of immediately after the transaction, provided, however, that a bona fide equity financing transaction in which the Corporation is the surviving corporation and does not (directly or through a subsidiary) receive any assets other than cash and rights to receive cash shall be deemed not to constitute an Acquisition of the Corporation. A series of related transactions shall be deemed to constitute a single transaction, and where such transactions involve securities issuances, they shall be deemed “related” if under applicable securities laws they would be treated as integrated.

4.           REPRESENTATIONS; WARRANTIES AND COVENANTS.

The Corporation represents and warrants to the Holder that (i) all shares of Series A Preferred Stock which may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens and charges created by the Corporation with respect to the issue thereof and (ii) the issuance of this Warrant, the shares of Series A Preferred Stock issuable hereunder and the other transactions contemplated hereunder do not require the consent of any person or entity and do not and shall not conflict, result in a default under or violate the terms of any agreement, contract, document, instrument or obligation which may be binding upon the Corporation or any of its subsidiaries. The Corporation covenants and agrees that it will take all such action as may be required to assure that the Corporation shall at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Series A Preferred Stock to be issued upon the exercise of this Warrant and a sufficient number of shares of its Common Stock to be issued upon the conversion of the Series A Preferred Stock issuable under this Warrant. If any shares of Series A Preferred Stock reserved for the purpose of issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Corporation shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

5.           MISCELLANEOUS

5.1     Transfer of Warrant. Until actual delivery to the Corporation’s principal office of this original Warrant accompanied by a duly endorsed instrument of transfer in a form reasonably acceptable to the Corporation, the Corporation may treat Holder as the sole record and beneficial holder of the Warrant for all purposes whatsoever, regardless of any notice given or received to the contrary.

5.2     Taxes. The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of Shares upon exercise of all or any part of this Warrant.

5.3     No Rights as Stockholder Until Exercise. This Warrant does not entitle Holder to any voting rights or other rights as a stockholder of the Corporation before the exercise hereof. Upon proper exercise of this Warrant, the Shares so purchased shall be and be deemed to be issued to Holder as of the close of business on the date of proper exercise.

5.4     Notices. All notices required or permitted hereunder must be in writing and addressed as set forth in the last sentence of this Section and shall be deemed effectively given upon the earliest of (a) actual receipt, or (b) if personally delivered to the party to whom notice is to be given, the date of delivery, or (c) if sent by email, the date of transmission, if sent to such email address before 5:00 p.m. at the location of receipt on a business day, or the first business day after the date of transmission, if sent to such email address at or after 5:00 p.m. at the location of receipt on a business day or on a day that is not a business day, or (d) if sent by overnight courier and addressed as set forth above, the next business day after the date of deposit with such courier (by the courier’s stated time for enabling next-business-day delivery), or if deposited after such stated time shall be deemed to be the second business day after the date of deposit, or (e) if sent in the United States by United States certified mail, return receipt requested, postage prepaid and addressed as set forth above, on the fifth business day after such mailing. All communications shall be sent to the Corporation at its principal place of business or to Holder at Holder’s address or email address as shown in the Corporation’s records, or to such other address as such party may designate by 10 days’ advance written notice to the other.

5.5     Amendment and Waiver. Any term of this Warrant may be amended or waived only with the written consent of the Corporation and a majority of the persons who are then serving as Series A Preferred Directors of the Corporation. Any amendment or waiver effected in accordance with this Section shall be binding upon the Corporation, the holder of this Warrant and each and every transferee of the Warrant or Shares.

5.6     Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

5.7     WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS WARRANT, THE SHARES OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

5.8     Submission to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Warrant brought by such party or its successors or assigns shall be brought and determined in the courts of the State of California located in Los Angeles County or the courts of the United States of America for the Central District of California located in Los Angeles County, and appellate courts thereof, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Warrant and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Los Angeles County, California, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Los Angeles County,

California as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Warrant or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Los Angeles County, California as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Warrant, or the subject matter hereof, may not be enforced in or by such courts.

IN WITNESS WHEREOF, the Corporation has executed this Warrant as of the date first above written.

KONARED CORPORATION

By: __________________________

       Kyle Redfield, President

Address: 1101 Via Callejon, Suite 200

San Clemente, CA 92673

Email: kyle@konared.com

APPENDIX 1

NOTICE OF EXERCISE

1. The undersigned hereby elects to purchase the calculated number of shares of Series A Preferred Stock of KonaRed Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

_______________________

(Name)

________________________

(Address l)

________________________

(Address 2)

3. The undersigned represents the undersigned is acquiring the shares solely for the undersigned’s own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

____________________________

(Signature)

____________________________

(Date)